UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 22, 2006

Comdisco Holding Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-499-68	54-2066534
(Commission File Number)	(IRS Employer Identification No.)

5600 NORTH RIVER ROAD, SUITE 800 ROSEMONT, ILLINOIS	60018
(Address of Principal Executive Offices)	(Zip Code)

(847) 698-3000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 22, 2006, Comdisco Holding Company, Inc. issued a press release, attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing that its Board of Directors has authorized a cash payment of $0.0247 per right on its contingent distribution rights ("CDRs"), payable on March 16, 2006 to CDR holders of record on March 6, 2005.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of Comdisco Holding Company, Inc., dated February 22, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMDISCO HOLDING COMPANY, INC.

Dated: February 22, 2006	By:	/s/ Lloyd J. Cochran
Name: Lloyd J. Cochran
Title: Authorized Representative

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Comdisco Holding Company, Inc., dated February 22, 2006

4